SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Atlantic Realty Trust
-------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:

               ................................................................
         2)    Aggregate number of securities to which transaction applies:

               ................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ................................................................
         4)    Proposed maximum aggregate value of transaction:

               ................................................................
         5)    Total fee paid:

               ................................................................
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              .................................................................
     2)       Form, Schedule or Registration Statement No.:

              .................................................................
     3)       Filing Party:

              .................................................................
     4)       Date Filed:
              .................................................................

701915.3
                                        1

                              ATLANTIC REALTY TRUST
                          747 Third Avenue, 10th Floor
                               New York, NY 10017


                                 April 21, 1998


Dear Shareholders:

          You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Atlantic Realty Trust, to be held at 10:00 a.m., local time, on Wednesday, May 20, 1998, at Battle Fowler LLP, 75 East 55th Street, New York, NY 10022. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

          It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments now to sign, date and return the proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

          Thank you for your interest in Atlantic Realty Trust.

                                        Sincerely,


                                        /s/Joel M. Pashcow
                                        -----------------------------------
                                        Joel M. Pashcow
                                        Chairman of the Board and President

701915.3
                                        2

                              ATLANTIC REALTY TRUST
                          767 Third Avenue, 10th Floor
                            New York, New York 10017
                              --------------------

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1998
                              --------------------

To the Shareholders of Atlantic Realty Trust:

          Notice is hereby given that the 1998 Annual Meeting of Shareholders of Atlantic Realty Trust (the "Trust") will be held at 10:00 a.m. on Wednesday, May 20, 1998, at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York, in Conference Room 7A, to consider and act upon the following matters:

         (1) To elect eight trustees to serve on the Board of Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         (2) To ratify the selection by the Board of Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year commencing January 1, 1998; and

         (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

          Your Board of Trustees recommends a vote "FOR" each of the listed nominees. The accompanying Proxy Statement contains additional information and should be carefully reviewed by shareholders.

         The Board of Trustees has fixed the close of business on April 15, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose germane to such meeting, during ordinary business hours during the ten days prior to the meeting date, at the offices of the Trust, 747 Third Avenue, New York, New York 10017.

                                   By Order of the Board of Trustees



                                   /s/Joel M. Pashcow
                                   -----------------------------------
                                   JOEL M. PASHCOW
                                   Chairman of the Board and President

New York, New York
April 21, 1998

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE TRUST AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE SHAREHOLDERS CANNOT BE TRANSACTED UNLESS AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF BENEFICIAL INTEREST IS REPRESENTED AT THE MEETING.

701915.3
                                        3

                              ATLANTIC REALTY TRUST
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                       1998 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1998
                              --------------------

                                  INTRODUCTION

                                                                  April 21, 1998
General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Atlantic Realty Trust (the "Trust") for use at the 1998 Annual Meeting of Shareholders of the Trust and at any adjournment or adjournments of that meeting (the "Meeting") to be held at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York, Conference Room 7A, on Wednesday, May 20, 1998 at 10:00 a.m. At the Meeting, shareholders will be asked to consider and vote upon a proposal (1) to elect all eight trustees to the Board of Trustees of the Trust, (2) to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 1998, and (3) to act upon any other matters properly brought before them.

         This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to shareholders on or about April 20, 1998. The Board of Trustees has fixed the close of business on April 15, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only shareholders of record of the Trust's shares of beneficial interest, $0.01 par value per share (the "Shares"), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,561,553 Shares outstanding and entitled to vote at the Meeting. Holders of Shares outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

         The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of all of the votes cast at the Meeting (provided that a quorum is present) is required for the election of trustees. For purposes of the election of trustees, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all of the votes cast at the Meeting (provided that a quorum is present) is necessary to approve the proposal to ratify the selection of the Trust's auditors and to approve any other matters properly presented at the Meeting. For purposes of the vote on the ratification of the selection of the Trust's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting.

         Shareholders of the Trust are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for the Board of Trustees named in this Proxy Statement, and FOR ratification of the Board of Trustees' selection of Deloitte & Touche LLP as the Trust's independent auditors for the fiscal year ending December 31, 1998. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

701915.3
                                        1

         A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Meeting. Any shareholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Atlantic Realty Trust, 747 Third Avenue, New York, NY 10017,
Attention: Edwin R. Frankel.

         The Company's 1997 Annual Report (the "Annual Report") is being mailed to shareholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of the Annual Report or the Trust's Annual Report on Form 10-K for the year ended December 31, 1997, may be obtained, without charge, by writing to the Trust,
Attention: Edwin R. Frankel.


                        PROPOSAL 1: ELECTION OF TRUSTEES

         The Board of Trustees of the Trust consists of eight trustees. At the Meeting, each of the eight trustees will be elected to serve on the Board of Trustees until the Trust's annual meeting in 1999 or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board of Trustees has nominated each of the persons listed under the caption "Information Regarding Trustee Nominees" below to serve as trustees of the Trust. Each of these nominees is currently serving as a trustee of the Trust.

         If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such substitute nominees as are selected by the Board of Trustees. The Trust has no reason to believe that any of the nominees is not available or will not serve as a trustee if elected.

Information Regarding Trustee Nominees

         Set forth in the following table is certain information with respect to each nominee nominated to serve as a trustee:


                                                                                        Year First
  Name of Trustee/                                                                      Became a
Nominee for Election    Age     Principal Occupation                                    Trustee


  Joel M. Pashcow       55      Chairman and President of the Trust effective as of     1996
                                February 29, 1996.  He has been a member of the
                                Bar of the State of New York since 1968.  Chairman
                                of RPS Realty Trust ("RPS" and now Ramco-
                                Gershenson Properties Trust) , the predecessor of
                                the Trust, from inception (December 1988) through
                                May 1996.  Mr. Pashcow is a graduate of Cornell
                                University and Harvard Law School.  Mr. Pashcow
                                is also a trustee of Ramco-Gershenson Properties
                                Trust (f/k/a RPS) and Chairman of its Executive
                                Committee.

  Herbert Liechtung     67      Private investor.  President of RPS until February      1996
                                1996.  Mr. Liechtung is also a trustee of Ramco-
                                Gershenson Properties Trust (f/k/a RPS).


701915.3
                                        2




                                                                                        Year First
  Name of Trustee/                                                                      Became a
Nominee for Election    Age     Principal Occupation                                    Trustee


  Edwin J. Glickman     65      Executive Vice President of Capital Lease                1996
                                Funding Corp. from January 1995 to December
                                1997, which is a company engaged in commercial
                                real estate lending. Prior to that, Mr. Glickman
                                was President of the Glickman Organization, Inc.
                                ("Glickman") from January 1992 to December 1994.
                                Glickman conducted real estate investment
                                consulting services and real estate financial
                                services, including mortgage brokerage,
                                arranging joint ventures and equity financing.
                                Prior to that, Mr. Glickman was Chairman of the
                                Executive Committee of Schoenfeld Glickman Maloy
                                Inc. from May 1989, a company that conducted
                                real estate financial services, including
                                mortgage brokerage, arranging joint ventures and
                                equity financing. He also served successively as
                                Executive Vice President, President and Vice
                                Chairman of Sybedon Corporation from 1977 to
                                1993, which is a company that conducted real
                                estate financial services, including mortgage
                                brokerage, arranging joint ventures and equity
                                financing. In all positions, Mr. Glickman has
                                been engaged in real estate financial services,
                                including mortgage brokerage, arranging joint
                                ventures and equity financing.

  Stephen R. Blank      52      Managing Director of CIBC Oppenheimer Corp.             1996
                                ("Oppenheimer") from November 1, 1993.  Prior to
                                joining Oppenheimer, Mr. Blank was a Managing
                                Director, Real Estate Corporate Finance, of
                                Cushman & Wakefield, Inc. for four years.  Prior to
                                that, Mr. Blank was associated for ten years with
                                Kidder, Peabody & Co. Incorporated as a Managing
                                Director of the firm's Real Estate Group.  Mr. Blank
                                graduated from Syracuse University in 1967 and was
                                awarded a Masters Degree in Business
                                Administration (Finance Concentration) by Adelphi
                                University in 1971.  He is a member of the Urban
                                Land Institute and the American Society of Real
                                Estate Counselors.  He has lectured before the
                                Practicing Law Institute, the New York University
                                Real Estate Institute, the Urban Land Institute and
                                the International Council of Shopping Centers.  He
                                is a trustee of the Crohn's & Colitis Foundation of
                                America, Inc.  Mr. Blank is also a trustee of Ramco-
                                Gershenson Properties Trust (f/k/a RPS).

  Edward Blumenfeld     57      A principal of Blumenfeld Development Group,            1996
                                Ltd., a real estate development firm principally
                                engaged in the development of commercial
                                properties, since 1978.


701915.3
                                        3




                                                                                        Year First
  Name of Trustee/                                                                      Became a
Nominee for Election    Age     Principal Occupation                                    Trustee


  Samuel M. Eisenstat   58      Engaged in the private practice of law for more          1996
                                than five years. Mr. Eisenstat serves as a
                                director of various mutual funds managed by Sun
                                America Asset Management and the North European
                                Oil Royalty Trust. Mr. Eisenstat received a B.S.
                                degree from New York University School of
                                Commerce in 1961 and graduated from New York
                                University School of Law.

  Arthur H. Goldberg    55      President of Manhattan Associates, LLC, a merchant      1996
                                and investment banking firm since February 1994.
                                Prior to that, Mr. Goldberg was Chairman of Reich
                                & Company, Inc. (f/k/a Vantage Securities, Inc.), a
                                securities brokerage and investment brokerage firm
                                from January 1990 to December 1993.  Mr.
                                Goldberg was employed by Integrated Resources,
                                Inc. from its inception in December 1968, as
                                President and Chief Operating Officer from May
                                1973 and as Chief Executive Officer from February
                                1989 until January 1990.  On February 13, 1990,
                                Integrated Resources, Inc. filed a voluntary petition
                                for reorganization under Chapter 11 of the United
                                States Bankruptcy Code.  Mr. Goldberg has been a
                                member of the Bar of the State of New York since
                                1967.  He is a graduate of New York University
                                School of Commerce and its School of Law.
                                Mr. Goldberg is also a trustee of Ramco-Gershenson
                                Properties Trust (f/k/a RPS).


701915.3
                                        4




                                                                                        Year First
  Name of Trustee/                                                                      Became a
Nominee for Election    Age     Principal Occupation                                    Trustee

  William A. Rosoff     54      Vice Chairman of Advanta Corporation, a financial       1996
                                services company, since January 1996. Prior
                                thereto, Mr. Rosoff was associated with the law
                                firm of Wolf, Block, Schorr and Solis-Cohen
                                since 1969, where he was a partner from 1975
                                until 1996. Mr. Rosoff is a past chairman of
                                that firm's Executive Committee and is a past
                                chairman of its tax department. Mr. Rosoff
                                serves on the Legal Activities Policy Board of
                                Tax Analysts, the Advisory Board for Warren,
                                Gorham and Lamont's Journal of Partnership
                                Taxation, and has served on the Tax Advisory
                                Boards of Commerce Clearing House, and Little,
                                Brown and Company. Mr. Rosoff also serves on the
                                Advisory Group for the American Law Institute's
                                ongoing Federal Income Tax Project; as a
                                consultant for the ALI's current study of the
                                Taxation of Pass Through Entities. He is a
                                fellow of the American College of Tax Counsel.
                                Mr. Rosoff is Chairman of the Board of RMH
                                Teleservices, Inc. Mr. Rosoff serves as a member
                                of the Board of Directors of the Philadelphia
                                Chapter of the American Jewish Congress and is a
                                member of the Board of Regents of the
                                Philadelphia chapter of the American Society for
                                Technion. Mr. Rosoff earned a B.S. degree with
                                honors from Temple University in 1964, and
                                earned an L.L.B. magna cum laude from the
                                University of Pennsylvania Law School in 1967.




Recommendation of the Board of Trustees

     The Board of Trustees of the Trust recommends a vote FOR each of Joel M. Pashcow, Herbert Liechtung, Edwin J. Glickman, Stephen R. Blank, Edward Blumenfeld, Samuel M. Eisenstat, Arthur H. Goldberg and William A. Rosoff as trustees of the Trust to hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Executive Officers

         The following discussion sets forth the names, ages and business histories of the executive officers of the Trust. Information concerning the business experience of Mr. Pashcow is provided under the section caption "Information Regarding Trustee Nominees."

         Edwin R. Frankel (age 52) became an Executive Vice President and Chief Financial Officer of the Trust in May 1996. Prior to joining the Trust in May 1996, Mr. Frankel was employed in a variety of positions with RPS, most recently as its Senior Vice President and Chief Financial Officer.


701915.3
                                        5

                    THE BOARD OF TRUSTEES AND ITS COMMITTEES

         Trustee Meetings. The business of the Trust is conducted under the general management of its Board of Trustees as required by the Trust's Bylaws and the laws of Maryland, the Trust's state of formation. There are presently eight trustees. During the year ended December 31, 1997, the Board of Trustees held seven meetings. All of the trustees, except for Stephen R. Blank (who attended 50%), Arthur H. Goldberg (who attended 62.5%), and William A. Rosoff (who attended 62.5%), attended at least 75% of the total number of meetings of the Board of Trustees.

         The Trust presently has an Audit Committee and a Disposition Committee of its Board of Trustees. The Trust has no standing Nominating Committee or Compensation Committee of its Board of Trustees, with the entire Board of Trustees acting in such capacities. The Trust may, from time to time, form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board of Trustees.

         Audit Committee. The Audit Committee was established on October 22, 1997, and consists of Messrs. Blank and Goldberg. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. During 1997, the Audit Committee had several discussions regarding the services of the independent auditors, however no formal meetings of the Audit Committee were held.

         Disposition Committee. The Disposition Committee consists of Messrs. Blumenfeld, Glickman and Blank. The Disposition Committee makes recommendations and helps to structure, with the cooperation of Management, the orderly disposition of the Trust's assets. During 1997, the Disposition Committee conducted ongoing discussions regarding the orderly disposition of the Trust's remaining real estate assets, however, no formal meetings of the Disposition Committee were held.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Trust's Board of Trustees determines compensation for the Trust's sole executive officer that receives compensation from the Trust. Although Mr. Pashcow , the Trust's Chairman and President, participates in these deliberations, he is not compensated by the Trust for the services he provides to the Trust. None of such persons had any relationships requiring disclosure under applicable rules and regulations.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of March 5, 1998, the following persons were known by the Trust to be the beneficial owner of more than five percent of the Shares:


                                                                           Number of Shares               Percent
Name of Beneficial Owner                                                Beneficially Owned (1)           of Class
------------------------                                                ----------------------           --------
Joel M. Pashcow                                                                93,154(2)                   2.62%
Herbert Liechtung                                                              11,906(3)                     *
Arthur H. Goldberg                                                             24,487(4)                     *
William A. Rosoff                                                                 125(5)                     *
Stephen R. Blank                                                                  981(6)                     *
Edward Blumenfeld                                                                 125                        *


701915.3
                                        6





Samuel M. Eisenstat                                                            1,125(7)                      *
Edwin J. Glickman                                                                  0                         *
Edwin R. Frankel                                                                   0                         *
All Trustees and
  Executive Officers as a group (9 persons)                                  130,903                      3.68%
Private Management Group, Inc.                                               541,236(8)                   15.2%
an investment advisor
in a fiduciary capacity
Kimco Realty Corporation                                                     314,098(9)                    8.8%
Milton Cooper                                                                496,979(10)                  14.0%
Corbyn Investment Management, Inc. et al.                                    304,480(11)                   8.5%

----------------
*        Less than 1% of class.

(1)      All amounts are directly owned unless stated otherwise.
(2) Includes 25,890 Shares held in an individual retirement account (an "IRA") for the benefit of Mr. Pashcow, a retirement savings plan, a pension and profit sharing account and a money purchase plan. Also includes 47,662 Shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.
(3) Includes 11,906 Shares held in an IRA account for the benefit of Mr. Liechtung and a retirement savings plan.
(4) Includes 19,563 Shares owned by Mr. Goldberg's wife, 1,875 Shares owned by trusts for his daughters and 3,050 Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and the trusts for his daughters.
(5) Includes 125 Shares held by Mr. Rosoff as trustee for his sister, Barbara Rosoff, pursuant to a trust indenture dated December 30, 1991.
(6) Includes 706 Shares owned by trusts for Mr. Blank's daughters and 275 Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Shares owned by the trusts for his daughters.
(7) Includes 125 Shares held in an IRA account for which Mr. Eisenstat has sole voting and investment power.
(8) Beneficial ownership information is based on the Schedule 13D/A filed by Private Management Group, Inc. with the Securities Exchange Commission on January 15, 1998. The business address of the Private Management Group, Inc. is 20 Corporate Park, Suite 400, Irvine, California 92606
(9) Beneficial ownership information is based on the Schedule 13D/A filed by Milton Cooper and Kimco Realty Corporation with the Securities and Exchange Commission on June 11, 1997. The business address of Milton Cooper and Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.
(10) Beneficial ownership information is based on the Schedule 13D/A filed by Milton Cooper and Kimco Realty Corporation with the Securities and Exchange Commission on June 11, 1997, and information provided to the Trust by Kimco Realty Corporation. The 496,979 shares include 29,824 shares owned by Mr. Cooper, which are beneficially owned with sole voting and disposition power, and 464,028 shares for which Kimco Realty Services, Inc. has shared voting and disposition power. The business address of Milton Cooper and Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.
(11) Beneficial ownership information is based on the Schedule 13G filed with the Securities and Exchange Commission on January 8, 1998 by Corbyn Investment Management, Inc., et. al. The 304,480 shares include 271,496 shares owned by Greenspring Fund, Inc., which are beneficially owned with sole voting and disposition power, and 32,984 shares owned by Corbyn Investment Management,

701915.3
                                        7

     Inc., which are beneficially owned with sole voting and disposition power. The business address of Corbyn Investment Management, Inc., et. al. is Suite 108, 2330 W. Joppa Road, Lutherville, MD 21093.

                    MANAGEMENT COMPENSATION AND TRANSACTIONS

         Mr. Pashcow receives no cash compensation for serving as an executive officer of the Trust. Mr. Frankel receives compensation of approximately $79,000 per annum based on working two days per week, plus an additional amount on a per diem basis at the same daily rate for any additional time spent working on Trust matters. Except for Mr. Frankel, no other executive officer of the Trust received total annual compensation in excess of $100,000 during any of the Trust's three most recent fiscal years.

                                                           Long Term Compensation

                                                          Annual Compensating                        Payouts
                                                                Awards
                                                           Other
                                                           Annual     Restricted    Securities                    All
                                                            Com-        Stock      Underlying       LTIP         Other
     Name and                                             pensation    Award(s)      Options/      Payouts      Compen-
Principal Position     Year     Salary ($)    Bonus ($)     ($)          ($)        SARs ($)        ($)          sation
------------------     ----     ----------    ---------     ---          ---        --------        ---         ------
Edwin R. Frankel       1996       54,067        None        None         None          None         None          None
Executive Vice
President and
Chief Financial
Officer
                       1997      100,672        None        7,122        None          None         None          None

                              TRUSTEE COMPENSATION

         The Trustees do not receive any compensation for serving as Trustees and likewise do not receive any compensation for attending meetings or for serving on any committees of the Board of Trustees; however, Trustees do receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. During 1997, Messrs. Edwin Glickman and Edward Blumenfeld each received fees of $56,250 in connection with services they provided to the Trust as members of the Disposition Committee. It is expected that Messrs. Glickman and Blumenfeld will continue to be compensated for the services that they provide to the Trust in their capacities as members of the Disposition Committee.

                        REPORT ON EXECUTIVE COMPENSATION

         All decisions regarding executive compensation were made by the Trust's Board of Trustees. During 1997, the compensation payable to Edwin R. Frankel, the Trust's Vice President and Chief Financial Officer, was based on an understanding between the Trust and Mr. Frankel that Mr. Frankel would be paid at an annual rate of $79,000, based upon a two day work week, plus an additional amount on a per diem basis at the same daily rate in the event that the Trust required Mr. Frankel's services for more than two days per week. The compensation of Mr. Frankel is not based on or tied to the Trust's financial performance. Mr. Pashcow served as the Trust's Chairman and President during 1997 without compensation.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Stock Performance Graph and the Report of the Compensation Committee on Executive Compensation shall not be incorporated by reference into any such filings.

701915.3
                                        8

                             STOCK PERFORMANCE GRAPH

         The following graph provides a comparison of the cumulative total stockholder return for the period from May 10, 1996 (the date upon which the Shares were issued) through December 31, 1997 (assuming reinvestment of any dividends) among the Trust, the Standard & Poor's ("S&P") 500 Index and the National Association of Real Estate Investment Trust Equity Index (the "NAREIT Equity Index"). On the graph, total return equals appreciation in stock price plus dividends paid. The Trust will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investment Trusts ("NAREIT") in its publication, REITWatch. The index is available to the public upon request to NAREIT.





                              Atlantic Realty Trust
        RELATIVE PERFORMANCE VS. NAREIT MORTGAGE AND EQUITY REIT INDICES
                                 AND THE S&P 500
              TOTAL RETURN INCLUDING THE REINVESTMENT OF DIVIDENDS



                               [PERFORMANCE GRAPH]

Relative Price Performance
Prices Indexed to 100
May 1996 - December 1997


                         Atlantic Realty Trust    Equity REIT Index     Mortgage REIT Index          S&P 500

May-96                            100.00                  100.00                100.00                 100.00

Jun-96                            103.08                  100.16                102.44                 100.23

Jul-96                            104.62                  100.02                103.53                  95.64

Aug-96                            113.85                  103.20                109.03                  97.44

Sep-96                            115.38                  104.76                111.05                 102.72

Oct-96                            116.92                  107.11                117.28                 105.40

Nov-96                            121.54                  111.08                122.26                 113.14

Dec-96                            124.62                  124.66                127.76                 110.70

Jan-97                            133.08                  122.72                132.43                 117.49

Feb-97                            130.77                  121.73                136.22                 118.19

Mar-97                            133.08                  121.13                121.69                 113.15

Apr-97                            135.38                  116.48                126.21                 119.76

May-97                            141.54                  119.76                134.61                 126.78

Jun-97                            144.62                  125.13                138.87                 132.28

Jul-97                            144.62                  128.22                142.03                 142.62

Aug-97                            146.15                  127.20                140.58                 134.43

Sep-97                            146.15                  138.18                139.02                 141.57

Oct-97                            147.69                  133.58                133.47                 136.69

Nov-97                            154.62                  135.72                131.08                 142.78

Dec-97                            149.23                  138.35                124.18                 145.03

Note: Atlantic Realty Trust and S&P 500 data is sourced to Factset Database and the REIT indexes are sourced to NAREIT.


SOURCE: FACTSET SECURITY PRICE HISTORY REPORT, IDD INFORMATION SERVICES, AND NAREIT

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers, executive officers and Trustees and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, trustees and greater than ten percent shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, trustees and greater than ten percent beneficial owners were complied with.

                      PROPOSAL 2: RATIFICATION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Trustees of the Trust, upon the recommendation of the Audit Committee, has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Trust for the fiscal year ending December 31, 1998. Deloitte & Touche LLP has served as the Trust's independent auditors since the Trust's formation in February 1996 and is considered by management of the Trust to be well qualified. The Trust has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Trust or any of its subsidiaries in any capacity. A representative of Deloitte & Touche LLP will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         Although the Trust is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Board of Trustees believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Deloitte & Touche LLP, the trustees will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

701915.3
                                        9

Recommendation of the Board of Trustees

         The Board of Trustees recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Trust.


                             SOLICITATION OF PROXIES

         The accompanying form of proxy is being solicited on behalf of the Board of Trustees of the Trust. The expenses of solicitation of proxies for the Meeting will be paid by the Trust. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, trustees and employees of the Trust, who will receive no additional compensation therefor. Upon request, the Trust will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of Shares.

                              ADVANCE NOTICE BY-LAW

         The By-Laws of the Trust provide that in order to nominate a candidate for election as a member of the Board of Trustees at an annual meeting of shareholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Trust no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the 1999 annual meeting is advanced by more than 30 days or delayed for more than 60 days from the date of the first anniversary of the 1998 annual meeting, such written notice must be received by the Trust not earlier than the 90th day prior to the date of the 1999 annual meeting and not later than the later of the 60th day prior to such meeting or the tenth day after the first public announcement of the date of such meeting.

                              SHAREHOLDER PROPOSALS

         The Board of Trustees will provide for presentation of proposals by the Trust's shareholders at its annual meeting of shareholders for 1999, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission regarding shareholder proposals and the Trust's By-Laws, a copy of which is available upon written request from the Secretary of the Trust. Shareholder proposals intended to be submitted for presentation at the Trust's annual meeting of shareholders for 1999 must be in writing and must be received by the Trust at its executive offices on or before December 23, 1999 for inclusion in the Trust's proxy statement and the form of proxy relating to the 1999 annual meeting. Any such proposal should be mailed to: Atlantic Realty Trust, Inc., 747 Third Avenue, New York, New York, 10017, Attention: Edwin R. Frankel, Secretary.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                   BY ORDER OF THE BOARD OF TRUSTEES




                                   Edwin R. Frankel
                                   Secretary

New York, New York
April 21, 1998


701915.3
                                       10

                              ATLANTIC REALTY TRUST
                  PROXY SOLICITED BY THE BOARD OF TRUSTEES
                 Annual Meeting of Shareholders -- May 20, 1998

                  Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Edwin R. Frankel and Joel M. Pashcow, and each of them (with full power to act without the other), with full power of substitution, as proxies for those signing on the reverse side of this card to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 20, 1998, at 10:00 a.m. (the "1998 Annual Meeting"), and any adjournment or postponement thereof, to cast on behalf of those signing on the reverse side all votes that those signing on the reverse side are entitled to cast at the 1998 Annual Meeting with all powers possessed by those signing on the reverse side if personally present at the 1998 Annual Meeting. Those signing on the reverse side herby acknowledge receipt of the Notice of the 1998 Annual Meeting and of the accompanying Proxy Statement and revoke any proxy heretofore given with respect to such meeting.

                  This proxy when properly executed will be voted in the manner directed by the undersigned shareholder(s). If no other indication is made, the proxies shall vote "For" proposal numbers 1, 2 and 3.

                  A vote FOR the trustee nominees and FOR proposal numbers 2 and 3 is recommended by the Board of Trustees.

                  PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

1.       Election of Trustees       FOR [   ]        WITHHELD [   ]
         INSTRUCTIONS: To withhold authority to vote for individual nominee(s) strike a line through each such nominee's name in the list at the right. Your shares will be voted for the remaining nominee(s).
         Nominees: Stephen R. Blank, Edward Blumenfeld, Samuel M. Eisenstat, Edwin J. Glickman, Arthur H. Goldberg, Herbert Liechtung, Joel M. Pashcow, William A. Rosoff

2. FOR [ ] AGAINST [ ] ABSTAIN [ ] Ratification of the selection by the Board of Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year commencing January 1, 1998

3. FOR [ ] AGAINST [ ] ABSTAIN [ ] To transact such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?
===============================                 ===============================
-------------------------------                 -------------------------------

SIGNATURE  ___________________                  DATE  ________________________
SIGNATURE  ___________________                  DATE  ________________________

Note: Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership the signature should be that of an authorized officer who should state his or her title.